Scudder
Dividend &
Growth Fund


Semiannual Report
June 30, 1999


-------------
No-Load Funds
-------------

A no-load fund seeking high current income and long-term growth of capital through investment in income-paying equity securities.


SCUDDER

                           Scudder Dividend & Growth Fund



Date of Inception:  7/17/98       Total Net Assets as      Ticker Symbol:  SDGFX
                              of 6/30/99: $25.5 million

o Scudder Dividend & Growth Fund's 13.72% surpassed the 12.39% return of the unmanaged S&P 500 Index for the six-month period ended June 30, 1999, reflecting the sharp rebound in value-oriented segments of the market and the fund's individual security selection.

o Large-cap growth stocks, which dominated first quarter returns, trailed in the second quarter as market performance broadened to include value-oriented and smaller-cap issues.

o Management maintained an emphasis on income-producing equity securities (which typically involve less risk than non-income producing or growth-oriented securities), including common stocks with value characteristics, real estate investment trusts, and convertible securities.


                                Table of Contents


   3  Letter from the Fund's President      17  Financial Statements
   4  Performance Update                    20  Financial Highlights
   5  Portfolio Summary                     21  Notes to Financial Statements
   6  Portfolio Management Discussion       24  Officers and Trustees
  10  Glossary of Investment Terms          25  Investment Products and Services
  11  Investment Portfolio                  26  Scudder Solutions

                       2 - Scudder Dividend & Growth Fund

                          Letter from the Fund's President

Dear Shareholders,

     Dividend-paying equity securities rallied dramatically toward the end of the six-month report period and your fund's holdings of value-oriented common stocks, real estate investment trusts, and convertible securities benefited significantly from a turnaround. After more than a year of dominance by large-cap growth stocks, the strong rebound was a welcome tailwind to your fund's investment approach.

     While we are pleased with the fund's performance, we think this rebound serves as an important reminder of the cyclical nature of investing and the need to stick with a consistent investment approach.

     We know it is unrealistic to expect our shareholders to remain invested indefinitely, but we remain concerned about the temptation to switch funds based on short-term events. In this age of instantaneous information, buying and selling has become easy for many investors. Recent innovations including online trading and the development of the Internet provide investors with powerful tools to make better and more informed decisions quickly and at low cost. However, these developments have increased the risk that some investors will emphasize short-term gains at the expense of their long-range goals.

     While each individual's investment strategy and goals are unique to their particular situation, following a consistent strategy and sticking with a long-term approach should be constants for every investor. As you review this report and the discussion with the fund's portfolio managers, we hope that you will keep this in mind. It has been the foundation of our investment discipline for years and we think investors can benefit from this same approach to investing.

     For those of you who are interested in complementing your existing holdings, we recently introduced two funds: Scudder Select 500 Fund -- which invests in a subset of the stocks in the unmanaged S&P 500 Index, and Scudder Select 1000 Growth Fund -- which invests in a subset of the stocks in the unmanaged Russell 1000 Growth Index. For further information on these new funds, please visit our Web site at www.scudder.com or call us at 1-800-SCUDDER (1-800-728-3337).

     Thank you for your continued investment in Scudder Dividend & Growth Fund.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Dividend & Growth Fund

                       3 - Scudder Dividend & Growth Fund

                     Performance Update as of June 30, 1999

-----------------------------------------------------------
Fund Index Comparison
-----------------------------------------------------------
                                              Total Return
-----------------------------------------------------------
                             Growth of
Period Ended 6/30/1999       $10,000          Cumulative
-----------------------------------------------------------
Scudder Dividend & Growth Fund
-----------------------------------------------------------
Life of Fund*                $10,917             9.17%
-----------------------------------------------------------
S&P 500 Index
-----------------------------------------------------------
Life of Fund*                $11,722            17.22%
-----------------------------------------------------------
S&P 500 Index (60%), Morgan Stanley Real Estate
Investment Trust Index (20%), Merrill Lynch All
Convertible Index (20%)
-----------------------------------------------------------
Life of Fund*                $11,093            10.93%
-----------------------------------------------------------

* The Fund commenced operations on July 17, 1998. Index comparisons begin on July 17, 1998.


-----------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

   Scudder Dividend & Growth Fund                       S&P 500 Index

         7/17/98     10000                                10000
            7/98      9408                                 9447
            9/98      9388                                 8599
           12/98     10204                                10430
            3/99     10545                                10914
            6/99     11604                                11722


                              S&P 500 Index (60%),
            Morgan Stanley Real Estate Investment Trust Index (20%),
                    Merrill Lynch All Convertible Index (20%)

                                    10000
                                     9430
                                     8668
                                     9957
                                    10246
                                    11093

The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Period Ended June 30

                                                 1999
--------------------------------------------------------------------------------
Net Asset Value                                  $ 12.76
--------------------------------------------------------------------------------
Income Dividends                                 $   .31
--------------------------------------------------------------------------------
Capital Gains Distributions                      $   --
--------------------------------------------------------------------------------
Fund Total Return (%)                               9.17
--------------------------------------------------------------------------------
Index Total Return (%)                             17.22
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

                       4 - Scudder Dividend & Growth Fund

                      Portfolio Summary as of June 30, 1999

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

  Common Stocks        56%
  REITs                20%
  Convertible Bonds    15%
  Convertible Preferred 5%
  Cash Equivalents      4%
  -------------------------
                      100%
  -------------------------

Dividend-paying securities rebounded dramatically in the second quarter directly benefiting the fund's holdings of value-oriented common stocks, convertibles, and REITs.


------------------------------
Sector Diversification
(Excludes 4% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

  REITs                      20%
  Financial                  14%
  Manufacturing              10%
  Communications             10%
  Health                     10%
  Energy                      7%
  Media                       6%
  Durables                    6%
  Consumer Discretionary      4%
  Construction                3%
  Other                      10%
  ------------------------------
                            100%
  ------------------------------

The fund's holdings of industrial cyclical and communications stocks were among its best performers while our finance holdings and an underweighting in technology held back performance.

---------------------------
Ten Largest Equity Holdings
(25% of Portfolio)
---------------------------

1. Boston Properties, Inc.
   Commercial and industrial real estate developer

2. Home Depot Inc.
   Building material and home improvement stores

3. Corning Inc.
   Speciality glass manufacturer

4. MedImmune Inc.
   Developer of products for the prevention and treatment of infectious diseases

5. American International Group, Inc.
   International insurance holding company

6. Spieker Properties, Inc.
   Independent equity investment trust which owns and develops commercial real estate

7. AMB Property Corp.
   Operator of industrial properties and shopping centers

8. Arden Realty Group, Inc.
   Owner of office properties

9. Apartment Investment &
   Management Co.
   Owner of diversified portfolio of multifamily apartment properties

10. Xerox Corp.
    Manufacturer of copiers and duplicators

A number of the fund's REIT holdings, which have primarily been in the office and industrial areas, are well represented in the top ten.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                       5 - Scudder Dividend & Growth Fund

                         Portfolio Management Discussion

We asked portfolio managers Rob Hoffman, Lori Ensinger, and Nicholas Anisimov to review the market environment and the fund's performance for the six-month period ended June 30, 1999. Below are highlights of their discussion.

Q: Investors witnessed a dramatic change in stock market leadership over the six months as the dominance of large-cap growth stocks faded and value stocks and small- and mid-cap issues took the lead. What precipitated this change in investor sentiment?

A: A shift in perception about the strength of the U.S. economy resulted in a significant rotation in market leadership. At the beginning of 1999, restrained economic growth with virtually no inflation and expectations of lower interest rates was the prevailing economic outlook. By April, concerns over an overheating economy with inflationary pressures and rising long-term interest rates took center stage. Signs of a rebound in Asian economies, sharp increases in depressed commodity prices, and earnings disappointments in several large growth and technology companies were all primary drivers for the shift away from growth stocks into value and smaller-cap issues, including real estate investment trusts and convertible securities.

Q: When did you see signs of a shift?

A: A powerful rally among cyclical companies began in April, reversing the trend of market dominance of the largest growth and technology shares, which began in 1998 and continued throughout the first three months of this year. In addition to large value-oriented companies, small capitalization and international (especially Asian) stocks were among the strongest performers during the final three months of the report period. Conversely, high-flying Internet stocks were particularly hard hit as the market sold the most expensive, momentum-oriented stocks in favor of purchasing companies with improving fundamentals and compelling valuations that would benefit from the recovering global economy. On June 30th, as expected, the Federal Reserve raised interest rates a minimal quarter point and signaled a return to a "neutral bias" with regard to future rate increases. This action pleased investors and propelled the equity markets to record highs.

Q: How did the fund perform?

A: The fund performed well, returning 13.72% for the six-month reporting period that ended June 30, 1999. The majority of this return was earned during the second quarter when value stocks recorded one of their best relative quarterly performances in twelve years. The fund's six-month performance surpassed the 12.39% return of the unmanaged S&P 500 Index and the 12.87% return of large-cap value stocks as measured by the Russell 1000 Value Index. While these numbers don't exactly sound like Internet stock returns (and the fund does not assume the risks associated with Internet stocks), a closer look at the first and second calendar quarter returns clearly shows the turnaround for value stocks, which includes many of the dividend-paying securities in which the fund invests (see table on page 7).

Q: How do you manage the Fund?

A: We allocate assets primarily in three areas. The majority of the portfolio (approximately 55% of assets) is invested in stocks with value

                       6 - Scudder Dividend & Growth Fund

--------------------------------------------------------
Value Takes the Lead from Growth
--------------------------------------------------------

                                         1st       2nd
                                       quarter   quarter
                                         1999      1999

Scudder Dividend & Growth Fund          3.67%    10.05%

S&P 500 Index                           4.98%     7.06%

Russell 1000 Value Index                1.44%    11.27%

Russell 1000 Growth Index               6.36%     3.85%


While growth stocks led value stocks during the first quarter, investors witnessed a dramatic reversal in the second quarter as value stocks rose strongly.


characteristics, many of which pay dividends. Real estate investment trusts comprise about 20%, convertible securities about 20%, and the balance is invested in cash. Our approach to investing in the portfolio's largest component has been governed by a proven value-oriented strategy that seeks to identify attractively valued companies based on a relatively high dividend yield. On June 30th we augmented this approach by including two additional value measures -- price/cash flow and price/earnings ratios -- in an effort to increase the size of our "fishing pond."

For the real estate investment trust (REIT) portion of the portfolio, we focus on REITs that are operating in supply-constrained markets, and that have access to capital and broad management capabilities. On the last point, we are interested in firms that perform all management tasks equally well, including acquisition, disposition, development, building, and property management.

In the convertible bond portion of the portfolio, we begin by reviewing the companies that are recommended by our equity investment analysts. Then we look at the structure of the particular security. Convertible bonds, preferreds, "mandatories," and other types of convertibles each have pros and cons. We attempt to structure the types of holdings to provide diversification and balance both within the convertible portion of the portfolio and in the overall portfolio. The last step is to weigh the upside and downside potential of each security.

Q: In the common stock part of the portfolio, what worked well?

A: The fund's holdings of industrial cyclical stocks -- an area we were early in last year -- were among the fund's best performers. Our industrial cyclical holdings were principally responsible for the fund's remarkable rebound. Oregon Steel Mills, Dow Chemical, Georgia Pacific (forest and building products), and Phelps Dodge (steel and metals) are included in this category and helped performance. While we used the early strength in the sector to eliminate Boise Cascade (we were not as enthused about the prospects of their paper grades versus our other paper holdings) and Imperial Chemicals Industries (where our conviction level in management had deteriorated), our decision to stick with our overall valuation thesis clearly paid off.

Two other stocks in the industrial cyclicals area also made important contributions: Meritor, an auto parts manufacturer that was spun off from Rockwell in late '97, and Lyondell, a chemical company that was one of our weakest performers last year. Lyondell's earnings are highly correlated to the price of ethylene, and both stocks rose smartly during the period. Even after such good

                       7 - Scudder Dividend & Growth Fund
performance, each stock still ranks among the cheapest in the portfolio, which we think bodes well for the stocks' future potential.

Q: With technology stocks getting much of investors' attention over the last year and a half, what has been your exposure to this area?

A: Given the high valuations of many tech issues and our emphasis on cheap stocks, the portfolio has been underweighted in this area. In the common stock portion of the portfolio our valued-oriented discipline leads us to focus on tech stocks that are out of favor or have valuations that do not fully reflect their fundamental prospects. While there have been few stocks that qualify, we have been able to participate in the technology sector in other ways.

We are continuing to invest in the "toll takers" of the information superhighway. As gateways to the Internet, we believe these kinds of companies will benefit from the Internet's rapid growth and need for infrastructure. Our focus has been on local telephone companies, which we think will benefit as more and more business (both internally and externally) migrates to the Internet. Our holdings of Ameritech, Bell Atlantic, GTE, SBC Communications, BellSouth, and Frontier were all up strongly over the six months.

In the information superhighway category, we also include Corning, a leading maker of fiber optics. Corning falls into the "asphalt" (or infrastructure) category of our theme. We believe as the need for bandwidth or "the number of lanes on the highway" continues to grow at an exponential rate, firms that provide products to speed up Internet connections should benefit. We continue to be encouraged by Corning, which recently won a major contract to supply 80% of a new five million mile broadband fiber optic network that will connect 17 European nations.

We have also been able to gain exposure to the technology area through our holding of EMC Corp., 3.25% convertible bonds. EMC makes disc storage systems and this holding allows us to participate in the tech area. The strong performance of this security during our holding period helped it reach our price target quickly and the security was sold just prior to the end of June. Similarly, our holding of PSINet 6.75% convertible preferred provides exposure to the tech sector with a security that we believe offers more downside protection than the common stock equivalent.

Q: REITs had a dismal 1998, but this year has been a different story. Tell us about the turnaround and its effect on the fund's holdings.

A: REITs rebounded along with value stocks in the final months of the period, but for the six months returned 4.62% as measured by the unmanaged Morgan Stanley Real Estate Investment Trust Index. As of June 30th, the fund's REIT holdings comprised 20% of assets.

After weak performance in 1998, these securities had become attractive values. As interest rates rose, REITs' above-average yields, low price/earnings ratios, and short duration compared to large-cap growth and technology stocks have made them compelling values. A few leveraged buyouts and some hostile takeovers also helped to highlight their cheap valuation levels. We've also seen a number of

                       8 - Scudder Dividend & Growth Fund
share buybacks, which, when actually completed, have been another positive. One of the more notable events was Warren Buffet's new 5% stake in three REITs in April, which contributed to the runup.

The dynamics of the REIT market have changed in the last few years. Previously, investors could make money by buying properties cheaply, but now supply and demand have returned to equilibrium. As a result, REIT managers must manage their expenses and retention rates and, at the same time, find other ways to increase profits. Our focus has turned to REITs with development strategies because we believe this type is among the most promising in the current environment. A good example is our holding of AMB Properties, which has been harvesting industrial properties at attractive prices and reinvesting in higher yielding properties in the retail sector. Another holding, Boston Properties, is following a similar path by expanding its presence in New York, Boston, and the District of Columbia through development.

The growth of the Internet is also effecting REITs. Many of the more commodity-oriented tenants -- such as card shops, bookstores, and drugstores -- are coming under increasing competitive pressures from Internet retailers like Amazon.com. Others -- such as our holding of Equity Office Properties Trust, which sells access to high speed telecommunications and the Internet in their properties -- are reaping benefits as nearly all of the additional revenue from these services falls to the bottom line.

Q: The financial sector (excluding REITs) continues to comprise the largest industry sector. How has the rising rate environment affected these companies?

A: Modestly rising rates are not necessarily bad for bank stocks because slightly higher rates imply underlying strength in the domestic economy. As long as the Federal Reserve does not embark on an aggressive campaign to fight inflation by raising rates dramatically, we are not especially concerned about our holdings in this area. We were, however, disappointed with First Union, one of our larger holdings at the beginning of the period, which announced a profit warning. The announcement was the result of the bank's higher than expected expenses associated with a decision to invest in Internet banking services and lower than expected synergies from its recent acquisitions of CoreStates Financial and The Money Store. While we trimmed our exposure in the stock, we are maintaining a position based on the bank's strong East Coast franchise and attractive valuation.

Q: With many market gurus forecasting a slowdown in the second half, what is your outlook for the fund and the kinds of companies in which it invests?

A: While we don't necessarily expect a repeat of the huge outperformance of value over growth stocks, we believe that the foundation is in place for both value and growth to perform well. In the REIT sector, we have a neutral outlook. However, our weighting could increase if there is a significant downturn in the stock market since REITs tend to perform well following a market decline.

                       9 - Scudder Dividend & Growth Fund

                          Glossary of Investment Terms

DIVIDEND YIELD             With stocks, a company's payment of earnings to
                           shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

FUNDAMENTAL RESEARCH       Analysis of a company's financial statements to
                           project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding
                           shares of common stock, determined by the multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets --
                           usually by sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E or earnings           indicates what investors are paying for a company's
multiple)                  earning power at the current stock price. Often
                           based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value. A stock's relative value is often measured by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

                       10 - Scudder Dividend & Growth Fund

              Investment Portfolio as of June 30, 1999 (Unaudited)


                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 4.0%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ------------
Federal Home Loan Mortgage Corp., 4.6%, 7/1/1999 (Cost $1,010,000) .................           1,010,000             1,010,000
                                                                                                                  ------------
Convertible Bonds 14.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 2.8%
Department & Chain Stores
Home Depot Inc., 3.25%, 10/1/2001 ..................................................             249,000               696,266
                                                                                                                  ------------

Health 5.0%
Pharmaceutical 1.2%
Alpharma Inc., 5.75%, 4/1/2005 .....................................................             229,000               302,280
                                                                                                                  ------------

Biotechnology 3.8%
Alza Corp, Zero Coupon, 7/14/2014 ..................................................             510,000               333,413
MedImmune Inc., 7%, 7/1/2003 .......................................................              89,000               613,321
                                                                                                                  ------------
                                                                                                                       946,734
                                                                                                                  ------------
Financial 3.7%
Insurance 2.4%
American International Group, Inc., 2.25%, 7/30/2004 ...............................             424,000               595,720
                                                                                                                  ------------
Other Financial Companies 1.3%
American Express Corp., 1.125%, 2/19/2003 ..........................................             282,000               339,105
                                                                                                                  ------------
Media 3.3%
Advertising
Interpublic Group of Companies, 1.8%, 9/16/2004 ....................................             325,000               389,594
Omnicom Group, Inc., 4.25%, 1/3/2007 ...............................................             165,000               421,988
                                                                                                                  ------------
                                                                                                                       811,582
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,988,295)                                                                            3,691,687
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks 5.1%
------------------------------------------------------------------------------------------------------------------------------
Health 1.2%
Biotechnology
Monsanto Co., 6.5% .................................................................               7,700               308,963
                                                                                                                  ------------
Financial 1.2%
Other Financial Companies
American General Deleware LLC, 6% ..................................................               3,300               308,550
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                       11 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 1.2%
EDP Services
PSINet Inc., 6.75%* ................................................................               6,000               289,500
                                                                                                                  ------------
Energy 1.5%
Oil & Gas Production
Williams Cos., Inc., com $3.5 ......................................................               1,820               362,180
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,206,470)                                                                 1,269,193
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 76.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.6%
Department & Chain Stores
Rite Aid Corp. .....................................................................               6,100               150,213
                                                                                                                  ------------
Consumer Staples 2.4%
Alcohol & Tobacco 0.2%
Philip Morris Companies, Inc. ......................................................               1,300                52,244
                                                                                                                  ------------
Food & Beverage 0.9%
Albertson's Inc. ...................................................................                 400                20,625
H.J. Heinz Co. .....................................................................               3,900               195,488
                                                                                                                  ------------
                                                                                                                       216,113
                                                                                                                  ------------
Package Goods/Cosmetics 1.3%
Avon Products, Inc .................................................................               6,000               333,000
                                                                                                                  ------------
Health 3.3%
Pharmaceuticals
American Home Products Corp. .......................................................               6,900               396,750
Bristol-Myers Squibb Co. ...........................................................               2,600               183,138
Glaxo Wellcome PLC (ADR) ...........................................................               2,000               113,250
SmithKline Beecham PLC (ADR) .......................................................               1,800               118,913
                                                                                                                  ------------
                                                                                                                       812,051
                                                                                                                  ------------
Communications 9.9%
Telephone/Communications
Alltel Corp. .......................................................................               2,600               185,900
Ameritech Corp. ....................................................................               1,900               139,650
Bell Atlantic Corp. ................................................................               7,300               477,238
BellSouth Corp. ....................................................................               6,300               295,313
Frontier Corp. .....................................................................               6,400               377,600

    The accompanying notes are an integral part of the financial statements.

                       12 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
GTE Corp. ..........................................................................               5,000               378,750
SBC Communicatons, Inc. ............................................................               4,900               284,200
Sprint Corp. .......................................................................               4,600               242,938
Telesp Participacoes S.A. (ADR) ....................................................               4,200                96,075
                                                                                                                  ------------
                                                                                                                     2,477,664
                                                                                                                  ------------
Financial 27.5%
Banks 5.1%
BANK ONE CORP ......................................................................               2,400               142,950
Bank of America Corp. ..............................................................               4,800               351,900
Chase Manhattan Corp. ..............................................................               2,400               207,900
First Union Corp. ..................................................................               2,900               136,300
Fleet Financial Group Inc. .........................................................               5,200               230,750
KeyCorp ............................................................................               3,600               115,650
US Bancorp .........................................................................               2,800                95,200
                                                                                                                  ------------
                                                                                                                     1,280,650
                                                                                                                  ------------
Insurance 1.9%
Lincoln National Corp. .............................................................               1,800                94,163
Marsh & McLennan Companies, Inc. ...................................................                 900                67,950
Safeco Corp. .......................................................................               1,800                79,425
XL Capital Ltd. " A" ...............................................................               4,200               237,300
                                                                                                                  ------------
                                                                                                                       478,838
                                                                                                                  ------------
Other Financial Companies 1.0%
Federal National Mortgage Association ..............................................               3,600               246,150
                                                                                                                  ------------
Real Estate 19.5%
AMB Property Corp ..................................................................              24,300               571,050
Apartment Investment & Management Co. ..............................................              13,200               564,300
Arden Realty Group, Inc. ...........................................................              23,100               568,827
Boston Properties, Inc. (REIT) .....................................................              20,600               739,025
CenterPoint Properties Corp. (REIT) ................................................              13,400               490,775
Equity Office Properties Trust (REIT) ..............................................              17,800               456,125
Equity Residential Properties Trust (REIT) .........................................               7,000               315,438
ProLogis Trust (REIT) ..............................................................              14,100               285,525
Spieker Properties, Inc. ...........................................................              15,300               594,788
Taubman Centers, Inc. ..............................................................              20,000               263,750
                                                                                                                  ------------
                                                                                                                     4,849,603
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                       13 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Media 2.4%
Broadcasting & Entertainment 1.6%
AMFM Inc. ..........................................................................               3,500               387,625
                                                                                                                  ------------
Cable Television 0.8%
Adelphia Communications Corp. "A"* .................................................               1,000               192,875
                                                                                                                  ------------
Service Industries 0.3%
Printing/Publishing
McGraw-Hill Inc. ...................................................................               1,300                70,119
                                                                                                                  ------------
Durables 5.4%
Aerospace 2.4%
Lockheed Martin Corp. ..............................................................               6,400               238,400
Northrop Grumman Corp. .............................................................               1,800               119,363
Rockwell International Corp. .......................................................               3,900               236,925
                                                                                                                  ------------
                                                                                                                       594,688
                                                                                                                  ------------
Automobiles 2.0%
Ford Motor Co. .....................................................................               6,400               361,200
Meritor Automotive, Inc. ...........................................................               5,700               145,350
                                                                                                                  ------------
                                                                                                                       506,550
                                                                                                                  ------------
Construction/Agricultural Equipment 1.0%
Caterpillar Inc. ...................................................................               2,100               126,000
PACCAR, Inc. .......................................................................               2,100               112,088
                                                                                                                  ------------
                                                                                                                       238,088
                                                                                                                  ------------
Manufacturing 10.0%
Chemicals 2.6%
Akzo Nobel N.V. (ADR) ..............................................................               3,000               127,125
Dow Chemical Co. ...................................................................               1,300               164,938
E.I. du Pont de Nemours & Co. ......................................................               2,100               143,456
Eastman Chemical Co. ...............................................................               1,300                67,275
Lyondell Chemical Co. ..............................................................               7,600               156,750
                                                                                                                  ------------
                                                                                                                       659,544
                                                                                                                  ------------
Containers & Paper 0.6%
Temple-Inland Inc. .................................................................               2,000               136,500
                                                                                                                  ------------
Diversified Manufacturing 0.6%
Canadian Pacific Ltd. (Ord.) .......................................................               6,100               145,654
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                       14 - Scudder Dividend & Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electrical Products 0.8%
Emerson Electric Co. ...............................................................               1,400                88,025
Thomas & Betts Corp. ...............................................................               2,500               118,125
                                                                                                                  ------------
                                                                                                                       206,150
                                                                                                                  ------------

Industrial Specialty 2.6%
Corning Inc. .......................................................................               9,200               645,150
                                                                                                                  ------------
Machinery/Components/Controls 0.7%
Parker-Hannifin Corp. ..............................................................               4,000               183,000
                                                                                                                  ------------
Office Equipment/Supplies 2.1%
Xerox Corp. ........................................................................               8,800               519,750
                                                                                                                  ------------
Technology 0.2%
Semiconductors
Conexant Systems, Inc.* ............................................................               1,050                60,966
                                                                                                                  ------------

Energy 5.4%
Oil & Gas Production 1.5%
Conoco Inc. "A" ....................................................................               4,600               128,225
Royal Dutch Petroleum Co. (New York shares) ........................................               2,300               138,575
Total Fina SA (ADR)* ...............................................................               1,800               115,988
                                                                                                                  ------------
                                                                                                                       382,788
                                                                                                                  ------------
Oil Companies 3.1%
Mobil Corp. ........................................................................               2,300               227,700
Societe Nationale Elf Aquitaine (ADR) ..............................................               3,300               242,756
Texaco Inc. ........................................................................               4,600               287,500
                                                                                                                  ------------
                                                                                                                       757,956
                                                                                                                  ------------
Oil/Gas Transmission 0.8%
Williams Cos., Inc. ................................................................               4,700               200,044
                                                                                                                  ------------
Metals & Minerals 1.4%
Steel & Metals
Allegheny Teledyne Inc. ............................................................              10,700               242,088
Oregon Steel Mills, Inc. ...........................................................               4,600                61,238
Phelps Dodge Corp. .................................................................                 300                18,581
Reynolds Metals Co. ................................................................                 400                23,600
                                                                                                                  ------------
                                                                                                                       345,507
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                       15 - Scudder Dividend & Growth Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Construction 2.7%
Building Products 0.8%
Georgia Pacific Group ..............................................................               4,300               203,713
                                                                                                                  ------------
Forest Products 1.9%
Georgia Pacific Timber Group .......................................................               5,500               138,875
Weyerhaeuser Co. ...................................................................               4,900               336,875
                                                                                                                  ------------
                                                                                                                       475,750
                                                                                                                  ------------

Transportation 2.1%
Railroads
CSX Corp. ..........................................................................               6,700               303,594
Canadian National Railway Co. ......................................................               1,800               121,449
Norfolk Southern Corp. .............................................................               3,400               102,425
                                                                                                                  ------------
                                                                                                                       527,468
                                                                                                                  ------------

Utilities 2.5%
Electric Utilities
CINergy Corp. ......................................................................               7,100               227,200
PacifiCorp .........................................................................              13,300               244,388
Unicom Corp. .......................................................................               4,100               158,106
                                                                                                                  ------------
                                                                                                                       629,694
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $17,359,641)                                                                              18,966,105
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $22,564,406) (a)                                                         24,936,985
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing
  (a) The cost for federal income tax purposes was $22,577,656. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $2,359,329. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,986,810 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $627,481.

    The accompanying notes are an integral part of the financial statements.

                       16 - Scudder Dividend & Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1999 (Unaudited)


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $22,564,406) .............         $  24,936,985
                  Cash .............................................................               447,536
                  Receivable for investments sold ..................................                12,848
                  Dividends and interest receivable ................................                82,680
                  Receivable for Fund shares sold ..................................                 8,093
                  Due from Adviser .................................................                 1,553
                  Other assets .....................................................                   155
                                                                                             ----------------
                  Total assets .....................................................            25,489,850
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................                 5,004
                  Payable for Fund shares redeemed .................................                 4,535
                  Other payables ...................................................                 1,859
                                                                                             ----------------
                  Total liabilities ................................................                11,398
                  -------------------------------------------------------------------------------------------
                  Net assets, at value                                                       $  25,478,452
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..............................                 7,967
                  Unrealized appreciation (depreciation) on investments ............             2,372,579
                  Accumulated net realized gain (loss) .............................              (892,740)
                  Paid-in capital ..................................................            23,990,646
                  -------------------------------------------------------------------------------------------
                  Net assets, at value                                                       $  25,478,452
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($25,478,452
                  /1,996,974 outstanding shares of beneficial interest, $.01 par             ----------------
                  value, unlimited number of shares authorized) ....................                $12.76
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                       17 - Scudder Dividend & Growth Fund

                               Statement of Operations

                     six months ended June 30, 1999 (Unaudited)


Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $2,505) ..............         $     322,090
                  Interest .........................................................                43,626
                                                                                             ----------------
 ...................................................................................               365,716
                  Expenses:
                  Management fee ...................................................                89,020
                  Services to shareholders .........................................                69,954
                  Custodian and accounting fees ....................................                24,742
                  Trustees' fees and expenses ......................................                12,460
                  Reports to shareholders ..........................................                 7,298
                  Auditing .........................................................                10,502
                  Legal ............................................................                 3,738
                  Registration fees ................................................                26,700
                  Other ............................................................                 7,214
                                                                                             ----------------
                  Total expenses before reductions .................................               251,628
                  Expense reductions ...............................................              (162,588)
                                                                                             ----------------
                  Expenses, net ....................................................                89,040
                  -------------------------------------------------------------------------------------------
                  Net investment income (loss) .....................................               276,676
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ........................               (27,420)
                  Net unrealized appreciation (depreciation) during the period on
                     investments ...................................................             2,793,249
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                     2,765,829
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $   3,042,505
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                       18 - Scudder Dividend & Growth Fund

                         Statement of Changes in Net Assets


Increase (Decrease) in Net Assets                                                     For the Period
                                                                                      July 17, 1998
                                                                 Six Months Ended     (commencement of
                                                                  June 30, 1999        operations) to
                                                                   (Unaudited)       December 31, 1998
---------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) .................    $   276,676       $   356,956
                  Net realized gain (loss) from investment
                     transactions ..............................        (27,420)         (870,914)
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period .      2,793,249          (420,668)
                                                                   ----------------  ----------------
                  Net increase (decrease) in net assets
                  resulting from operations ....................      3,042,505          (934,626)
                                                                   ----------------  ----------------
                  Distributions to shareholders:
                  From net investment income ...................       (274,972)         (360,021)
                                                                   ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ....................      3,337,505        30,200,611
                  Net asset value of shares issued to
                  shareholders in reinvestment
                     of distributions ..........................        253,144           328,598
                  Cost of shares redeemed ......................     (5,516,366)       (4,599,126)
                                                                   ----------------  ----------------
                  Net increase (decrease) in net assets from
                  Fund share transactions ......................     (1,925,717)       25,930,083
                                                                   ----------------  ----------------
                  Increase (decrease) in net assets ............        841,816        24,635,436
                  Net assets at beginning of period ............     24,636,636             1,200
                  Net assets at end of period (including
                     undistributed net investment income of        ----------------  ----------------
                     $7,967 and $6,261, respectively) ..........    $25,478,452       $24,636,636
                                                                   ----------------  ----------------

Other Information
---------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....      2,170,880               100
                                                                   ----------------  ----------------
                  Shares sold ..................................        273,264         2,567,341
                  Shares issued to shareholders in reinvestment
                     of distributions ..........................         20,880            29,706
                  Shares redeemed ..............................       (468,050)         (426,267)
                                                                   ----------------  ----------------
                  Net increase (decrease) in Fund shares .......       (173,906)        2,170,780
                                                                   ----------------  ----------------
                  Shares outstanding at end of period ..........      1,996,974         2,170,880
                                                                   ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                       19 - Scudder Dividend & Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.


                                                                                                     For the Period
                                                                                                     July 17, 1998
                                                                                    Six Months       (commencement
                                                                                  Ended June 30,     of operations)
                                                                                      1999           to December 31,
                                                                                  (Unaudited)            1998
---------------------------------------------------------------------------------------------------------------------
                                                                                  -----------------------------------
Net asset value, beginning of period ..........................................         $11.35          $12.00
                                                                                  -----------------------------------
Income from investment operations:
Net investment income .........................................................            .14             .17
Net realized and unrealized gain (loss) on investment transactions ............           1.41            (.65)
                                                                                  -----------------------------------
Total from investment operations ..............................................           1.55            (.48)
                                                                                  -----------------------------------
Less distributions from net investment income .................................           (.14)           (.17)
                                                                                  -----------------------------------
Total distributions ...........................................................           (.14)           (.17)
                                                                                  -----------------------------------

                                                                                  -----------------------------------
Net asset value, end of period ................................................         $12.76          $11.35
                                                                                  -----------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..........................................................          13.72**         (4.00)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................             25              25
Ratio of operating expenses, net to average daily net assets (%) ..............            .75*            .75*
Ratio of operating expenses before expense reductions, to average
  daily net assets (%) ........................................................           2.12*           2.56*
Ratio of net investment income to average daily net assets (%) ................           2.33*           3.36*
Portfolio turnover rate (%) ...................................................          66.7*           41.4*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized

                       20 - Scudder Dividend & Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Dividend and Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                       21 - Scudder Dividend & Growth Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $790,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date.

In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $65,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $7,797,557 and $10,476,464, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser agreed not to impose all or a portion of its management fee until April 30, 2000 and to maintain the annualized expenses of the Fund at no more than 0.75% of the average daily net assets. For the six months ended June 30, 1999, the

                       22 - Scudder Dividend & Growth Fund

Adviser did not impose any of its fee, which amounted to $89,020. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund at June 30, 1999 amounted to $1,553.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1999, SSC did not impose any of its fee, which amounted to $53,265.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1999, STC did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, SFAC did not impose any of its fee, which amounted to $18,750.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, Trustees' fees and expenses aggregated $12,460.

                                D. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                       23 - Scudder Dividend & Growth Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary





                          *Scudder Kemper Investments, Inc.


                       24 - Scudder Dividend & Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       25 - Scudder Dividend & Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       26 - Scudder Dividend & Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       27 - Scudder Dividend & Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER